Statement of Additional Information Supplement	May 16, 2017

Putnam Global Utilities Fund
Statement of Additional Information dated December 30, 2016

The sub-sections Other accounts managed and Ownership of securities in the PORTFOLIO MANAGERS section are supplemented to reflect that the fund’s portfolio manager is now William Rives. These sub-sections are also supplemented with regards solely to Mr. Rives as follows:

Other accounts managed

Other accounts (including
separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
manager	end and closed-end funds		client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

William Rives	2	$353,800,000	0	0	1	$100,000

Ownership of securities

Fund	Portfolio manager	Dollar range of shares owned

Global Utilities Fund	William Rives	$0

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